Other Assets - Fixed assets consist of the Following (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Fixed assets	$ 5,326	$ 5,031	$ 4,436
Accumulated depreciation and amortization	(1,806)	(1,675)	(1,059)
Fixed assets, net	3,520	3,356	3,377
Leasehold Improvements [Member]
Fixed assets	2,133	2,133	2,128
Furniture and Fixtures [Member]
Fixed assets	1,603	1,612	1,550
Computer Equipment [Member]
Fixed assets	730	730	702
Computer Software [Member]
Fixed assets	$ 860	$ 556	$ 56